EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of Capital Gold Corporation (the "Company") on Form 10-QSB for the quarter ended April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher Chipman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of The Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                         /s/ Christopher Chipman
                                         ---------------------------
                                         Christopher Chipman
                                         Chief Financial Officer
                                         June 19, 2006